                                                                    Exhibit 10.2








         SECOND AMENDMENT TO AMENDED AND RESTATED FORBEARANCE AGREEMENT



         THIS SECOND AMENDMENT TO AMENDED AND RESTATED FORBEARANCE AGREEMENT (this "Amendment") is made and entered into as of this 10th day of January, 2003, among Advanced Lighting Technologies, Inc., Venture Lighting Power Systems North America Inc., Parry Power Systems Limited, and Venture Lighting Europe Ltd. (collectively, "Borrowers"), PNC Bank, National Association, as Agent ("Agent") and PNC Bank, National Association, National City Commercial Finance, Inc. and Sovereign Bank (collectively, "Lenders"). Capitalized terms used herein without definition have the meanings ascribed thereto in the Amended and Restated Forbearance Agreement among the parties hereto dated October 18, 2002 (the "Forbearance Agreement").

                                    RECITALS

         A. Borrowers, Agent and Lenders entered into the Forbearance Agreement on October 18, 2002, which Forbearance Agreement was amended by the Amendment to Forbearance Agreement among Borrowers, Agent and Lenders dated November 19, 2002 (together with the Forbearance Agreement, the "Amended Forbearance Agreement").

         B. The Amended Forbearance Agreement provided for a Forbearance Period expiring March 31, 2003, provided that the conditions to forbearance set forth in Section 2 thereof were satisfied. Borrower has advised Agent and Lenders that it has failed to satisfy the conditions to Agent's and Lenders' continued forbearance, including, without limitation, the conditions set forth in Sections 2(g)(ii),(v) and (vi). Borrowers acknowledge that the Forbearance Period has expired in accordance with the terms of the Amended Forbearance Agreement and that Agent and Lenders have the right at any time to exercise their rights and remedies under the Credit Agreement, the Security Documents and other Related Writings.

         C. Notwithstanding the failure of Borrowers to satisfy the conditions to the Agent's and Lenders' forbearance as set forth in the Amended Forbearance Agreement, Borrowers now request that Agent and Lenders again agree to continue to make Revolving Loans and to forbear for an additional period of time from exercising their rights and remedies under the Credit Agreement, the Security Documents and other Related Writings.

         D. Agent and Lenders are willing to enter into this Amendment and to agree to provide an additional Forbearance Period to Borrowers, on the terms and subject to the conditions set forth in this Amendment.

                                    AGREEMENT

         In consideration of the Recitals and of the mutual promises and covenants contained herein, Lenders and Borrowers agree as follows:

         1. DESIGNATED DEFAULTS. Exhibit A to the Amended Forbearance Agreement is hereby deleted and EXHIBIT A hereto substituted in lieu thereof. Borrowers represent and warrant that all Unmatured Events of Default and Events of Default under the Credit Agreement are set forth on EXHIBIT A (the "Designated Defaults").

         2. FORBEARANCE PERIOD. Section 1(a) of the Amended Forbearance Agreement is hereby amended to delete the date "March 31, 2003" and insert in lieu thereof "January 23, 2003."

         3. CONDITIONS TO FORBEARANCE MODIFIED. Section 2(g) of the Amended Forbearance Agreement is hereby amended as follows:

         (a) Section 2(g)(ii) is hereby amended to add at the end thereof the following proviso: "provided, however, that the failure of Borrowers to actively pursue a Sale Transaction from November 19, 2002, to January 23, 2003, shall not constitute a violation of the condition contained in this Section 2(g)(i)."

         (b) Section 2(g)(v) is hereby amended to delete the reference to "December 31, 2002" and insert in lieu thereof "January 23, 2003".

         (c) Section 2(g)(vi) is hereby amended to delete the reference to "December 31, 2002" and insert in lieu thereof "January 23, 2003".

         4. ADDITIONAL CONDITIONS TO FORBEARANCE. Section 2 of the Amended Forbearance Agreement is further amended to add as additional subsections thereto the following:

         "(p) a list of potential asset sales and capital dispositions, including the estimated proceeds of any such sale or disposition, shall be provided by Borrowers to Agent and Lenders concurrently with the execution hereof;

         (q) a debtor-in possession financing budget, reflecting Borrowers' best and good faith estimate of financing needs, shall be provided by Borrowers to Agent and Lenders not later than January 13, 2003; and

         (r) all Loans and other Obligations under the Credit Agreement to Agent and Lenders shall be paid in full not later than January 23, 2003."

         5. REPRESENTATIONS. The Recitals contained herein are true and correct. There are no Unmatured Events of Default or Events of Default other than the Designated Defaults.

         6. INTEGRATION. Except as set forth in Sections 1, 2, 3 and 4 hereof, the Amended Forbearance Agreement remains in full force and effect and is integrated in its entirety into this

Amendment. References in the Amended Forbearance Agreement to "this Agreement" are hereby deemed to include this Amendment.

         7. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         8. RELEASE OF CLAIMS AND WAIVER. Borrowers and U.S. Guarantors hereby release, remise, acquit and forever discharge Agent and Lender and Agent's and Lenders' employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Forbearance Agreement, the Credit Agreement, the Security Documents and other Related Writings (all of the foregoing hereinafter called the "Released Matters"). Borrowers and U.S. Guarantors acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Borrowers and U.S. Guarantors represent and warrant to Lenders and Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrowers or U.S. Guarantors in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

         9. LEGAL REPRESENTATION OF PARTIES. This Amendment was negotiated and agreed to by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Amendment or any other Loan Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         10. INTEGRATION. Except with respect to the amendment to Exhibit A of the Forbearance Agreement as set forth in Section 1 of this Amendment, the Forbearance Agreement remains in full force and effect and is integrated in its entirety into this Amendment. References in the Forbearance Agreement to "this Agreement" are hereby deemed to include this Amendment.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         11. GOVERNING LAW. This Amendment is governed by the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          U.S. BORROWER:

Address: 32000 Aurora Road                ADVANCED LIGHTING
         Solon, Ohio 44139                   TECHNOLOGIES, INC.
         Attention:  Treasurer

                                          By: /s/ Steven C. Potts
                                             -----------------------------------
                                          Title: Chief Financial Officer
                                                --------------------------------

                                          CANADIAN BORROWER:

Address: 10 Chandler Road                 VENTURE LIGHTING POWER
         P.O. Box 250                        SYSTEMS NORTH AMERICA, INC.
         Amherst, Nova Scotia BH4 3Z2
         Attention:  Treasurer
                                          By: /s/ R. Douglas Oulton
                                             -----------------------------------
                                          Title: VP - Finance and Administration
                                                --------------------------------


                                          UK BORROWERS:

Address: Victoria Mills                   PARRY POWER SYSTEMS LIMITED
         Draycott
         Derby DE72 3PW England
         Attention:  Treasurer            By: /s/ E. Young
                                             -----------------------------------
                                          Title: Director
                                                --------------------------------


Address: Victoria Mills                   VENTURE LIGHTING EUROPE LTD.
         Draycott
         Derby DE72 3PW England
         Attention:  Treasurer            By: /s/ E. Young
                                             -----------------------------------
                                          Title: Director
                                                --------------------------------

                                          AGENT AND THE BANKS:

Address: PNC Bank, National Association   PNC BANK, NATIONAL ASSOCIATION,
         1 PNC Plaza                        as Agent and as a Bank
         249 Fifth Avenue
         Pittsburgh, PA 15222
         Attention:  Richard Muse, Jr.    By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------


Address: Sovereign Bank                   SOVEREIGN BANK
         Routes 3 & 320-Aldwyn Two
         Villanova, PA  19087
         Mailcode 20-536-ARO              By:
         Attention:  Richard Geld            -----------------------------------
                                          Title:
                                                --------------------------------


Address: National City Commercial         NATIONAL CITY COMMERCIAL
           Finance, Inc.                  FINANCE, INC.
         1965 East 6th Street
         Cleveland, Ohio 44114
         Attention:  Dennis Hatvany       By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------

                              CONSENT OF GUARANTOR

         The undersigned are the U.S. Guarantors referred to in the Credit Agreement. The undersigned do hereby consent to the terms of this Amendment and do hereby ratify and confirm the Guaranty of Payment in all respects. The undersigned further specifically consent to and join in the agreements, waivers and releases contained this Amendment.

                                ADLT Realty Corp. I, Inc.
                                ADLT Services, Inc.
                                APL Engineered Materials, Inc.
                                Ballastronix (Delaware, Inc.)
                                Lighting Resources International, Inc.
                                Microsun Technologies, Inc.
                                Venture Lighting International, Inc.


                                By: /s/ Steven C. Potts
                                   ------------------------------------
                                Name: Steven C. Potts
                                     ----------------------------------
                                Title: Chief Financial Officer
                                      ---------------------------------
                                of each of the companies listed above

                                Deposition Sciences, Inc.


                                By: /s/ Steven C. Potts
                                   ------------------------------------
                                Name: Steven C. Potts
                                     ----------------------------------
                                Title: Chief Financial Officer
                                      ---------------------------------
                                signing for each of the companies listed above by Power of Attorney

                                    EXHIBIT A
                                EVENTS OF DEFAULT

An Event of Default under Section 7.2 of the Credit Agreement due to a violation of Section 5.7(a) (fixed charge coverage ratio) for the period ending and at June 30, 2002.

An Event of Default under Section 7.11 of the Credit Agreement due to the non-payment of interest due September 16, 2002, under the Indenture.

An Event of Default under Section 5.3(a) and Section 5.3(c) as to failure to deliver annual financial statements for the fiscal year ended June 30, 2002 and the required certificate as required by Section 5.3(a) and Section 5.3(c).

An Event of Default under Section 7.2 of the Credit Agreement due to a violation of Section 5.7(a) (fixed charge coverage ratio) for the period ended and at September 30, 2002.

An Event of Default under Section 7.7 (Change of Control) and subsection (a) of
Section 7.11 (Indenture) of the Credit Agreement arising as a result of the Second Occurrence Failure under, and as defined in, that certain Contingent Warrant Agreement dated September 30, 1999, among U.S. Borrower, General Electric Company, Wayne R. Hellman, Hellman, Ltd., Wayne R. Hellman, as voting trustee under Voting Trust Agreement dated October 10, 1995, Alan J. Ruud, and Alan J. Ruud, as voting trustee under Voting Trust Agreement dated January 2, 1998.